Northeast Investors Growth

We are pleased to present this semi-annual report, reflecting our investments, along with pertinent facts and figures regarding the Fund and its activities over the six month period ending June 30, 2001.
Of particular interest is the page listing Additions, New Holdings and Eliminations of Holdings where you will see that we have reduced the exposure to many technology and telecommunication companies. At the same time we have maintained key positions in Microsoft, Intel, IBM and Texas Instruments.
Our performance figures (see page 4) are down, largely in line with the overall deterioration in market performance which, we believe, began around Labor Day of last year and has continued, unabated, through June 30, and now into early August. The Fund's largest holdings are spread among solid companies, most names recognizable to all, in a variety of different industries - technology, insurance, energy, health care, and financial services.
As you know, we paid a long term capital gain of $1.17 per share on June 17th. These gains were from changes made in the portfolio from November 1 through December 31, 2000 and resulted, in the main, from profits realized on successful investments in companies like Cisco and EMC where we felt selling made sense in light of price levels and rapidly deteriorating market conditions. With hindsight, we are particularly glad to have made these moves.
It is quite clear that the past twelve months have not been an easy time for common stocks. Nonetheless, we are pleased with our long term record.
In one sense we have given back about one year's performance in the past twelve months. The years 1995, 1996, 1997, 1998 and 1999 were extraordinary - both historically and absolutely, with double digit returns for the market and for this Fund. It comes as no surprise that economic conditions have slowed, and we have made adjustments to the portfolio to meet the new investment climate, which we believe to be appropriate.
The question on everyone's minds is ''when will the market recover?''. It probably will take longer than one would like, and, of course trying to predict the future is hazardous at best. However, what we can say is that we believe we are advantageously positioned to benefit from that recovery, as we are fully invested in a diversified portfolio of large, well established, well run U.S.A. companies whose prospects for growth and ultimate stock appreciation seem quite good.

As in the past, I encourage shareholders to contact me at any time with any questions regarding the fund. For those of you reading this report for the first time, I hope you will join us in the endeavor as well.

Yours sincerely,

William A. Oates, Jr.
August 6, 2001


January 1, 2001-June 30, 2001
Additions to Existing Holdings
					Additions 		Now Own
American International Group 		22,523 			67,569
Chevron Corporation 			12,000 			45,200
Disney (Walt) Productions 		32,000 	                140,000
Home Depot, Inc. 			11,000 			92,075
John Hancock Financial Services 	50,000 			186,000
Johnson & Johnson 			49,800 			99,600
Northern Trust Corporation 		33,000 			55,000
State Street Corporation 		87,300 			165,400
Texas Instruments, Inc. 		65,000 			95,000
Zions Bancorporation 			19,400 			86,400


New Holdings
								Now Own
AOL Time Warner, Inc.* 						115,850
American Home Products, Inc.					58,000
BP Amoco PLC 							45,200
CVS Corporation 						54,000
Cabot Corporation 						73,000
First Data Corporation 						53,500
Gillette Co. 							35,000
United Technologies, Inc. 					24,000

Eliminations/Reductions of Holdings

					Sold 			Now Own
Agilent Technologies 			26,000 			0
American Express Co. 			37,000 			74,500
Amgen, Inc..				15,000 			67,250
Bristol Myers Squibb Co. 		11,000 			70,800
Ciena Corporation 			8,500			 0
Cisco Systems, Inc. 			38,400 			145,000
Corning, Inc. 				131,400 		0
Cox Communications, Inc. 		21,000 			118,400
Eli Lilly & Co. 			9,700 			56,000
EMC Corporation 			81,500 			0
Enron Corporation 			63,000 			0
General Electric Co. 			50,000 			203,800
Hewlett Packard Co. 			78,800 			0
Intel Corporation 			33,000 			179,400
International Business Machines 	11,000 			46,200
JDS Uniphase 				41,100 			0
Medtronic, Inc. 			16,000 			59,800
Merk & Co. 				10,000 			76,400
Microsoft Corporation 			23,000 			131,200
Millennium Pharmaceuticals 		17,000 			0
Morgan Stanley Dean Witter Co. 		41,000 			45,820
News Corporation Limited-ADR 		85,000 			0
Nokia Corporation-ADR 			153,200 		0
Nortel Networks 			101,700 		0
Oracle Corporation 			205,800 		0
Palm, Inc. 				36,500			0
Pfizer, Inc. 				27,000 			156,731
Qualcomm, Inc. 				38,000			0
Sun Microsystems, Inc. 			89,600 			0
Tellabs, Inc. 				65,000 			0
Time Warner, Inc.* 			142,900 		0
Tyco International, Inc. 		11,000 			59,000
Viacom, Inc. Class A 			2,000 			100,000
Vodafone Airtouch PLC-Spons-ADR 	91,000 			0
Wal-Mart Stores, Inc. 			18,000 			122,600

* Results of Merger
 .Results of Stock Split



One year ended June 30, 2001 .................................-26.95%
Five years ended June 30, 2001 ...............................14.62%
Ten years ended June 30, 2001 ................................13.98%

June 30, 2001
Ten Largest Investment Holdings

							Market
				  Cost 			Value
Eaton Vance Corporation 	$3,960,476 		$10,092,000
General Electric Company 	7,000,961 		9,996,390
Microsoft Corporation 		7,741,029 		9,420,160
State Street Corporation 	5,250,278 		8,185,646
Exxon Mobil Corporation 	6,546,055 		7,856,346
John Hancock Financial Services 6,041,463 		7,488,360
Citigroup, Inc. 		5,396,304 		7,165,104
Pfizer, Inc. 			5,734,068 		6,324,096
Fifth Third Bancorporation 	4,878,462 		6,249,243
AOL Time Warner, Inc. 		5,625,933 		6,140,050

Common Stocks-- 		                      Market      Percent of
                           		Number of      Value          Net
Name of Issuer             		Shares        (Note B)      Assets
Banks
Bankone Corporation	 		82,000     $ 2,935,600
Fifth Third Bancorp        		103,550      6,249,243
FleetBoston Financial Corporation* 	137,634      5,429,661
Mellon Financial Corporation 		103,500      4,761,000
Northern Trust Corporation# 		55,000       3,547,500
Zions Bancorporation# 			86,400       5,040,576
						    27,963,580     12.96%
Broadcast/Media
Cox Communications			118,400      5,245,120 	    2.43%

Chemical
Cabot Corporation 			73,000       2,629,460      1.22%

Communications
Cisco Systems, Inc		      	145,000      2,810,100
Comverse Technology, Inc..#   		20,000 	     1,150,600
                                                     3,960,700      1.84%
Computer Systems
International Business Machines*       	46,200       5,227,530      2.42%

Computer Software & Services
Microsoft Corporation.... *   		131,200      9,420,160      4.36%

Conglomerate
United Technologies, Inc. 		24,000       1,758,240      0.81%

Distributors
Sysco Corporation 			72,000       1,954,800      0.91%

Drug Stores
CVS Corporation 			54,000       2,087,100      0.97%

Electrical Equipment
General Electric Company 		203,800      9,996,390      4.63%

Electronics
Sony Corporation 			51,800       3,408,440      1.58%

Electronic Semi-Conductor
Intel Corporation 			179,400      5,442,996
Texas Instruments, Inc. 		95,000 	     2,992,500
					             8,435,496      3.91%
Entertainment
AOL Time Warner, Inc.			115,850      6,140,050
Disney (Walt) Productions 		140,000      4,044,600
Viacom, Inc. Class A			100,000      5,304,000
                                                    15,488,650      7.18%
Financial Services
American Express Company 		74,500      2,890,600
Citigroup, Inc. 			135,600     7,165,104
Eaton Vance Corporation* 		290,000    10,092,000
First Data Corporation 			53,500      3,437,375
Goldman Sachs Group* 			41,000      3,517,800
Morgan Stanley Dean Witter Company      45,820      2,943,019
State Street Corporation		165,400     8,185,646
						   38,231,544      17.72%
Food-Diversified
Quaker Oats Company                     32,000      2,920,000       1.35%

Health Care-Diversified
American Home Products, Inc. 		58,000      3,390,100
Amgen, Inc.				67,250      4,162,775
Bristol Myers-Squibb Company            70,800      3,702,840
Johnson & Johnson 			99,600      4,980,000
                                                   16,235,715       7.52%
Manufactured-Diversified
Tyco International, Inc.           	59,000      3,216,090       1.49%

Medical
Medtronic, Inc. 			59,800 	    2,751,398       1.27%

Multi-Line Insurance
American International Group 		67,569      5,810,934
John Hancock Financial Services   	186,000     7,488,360
                                                   13,299,294       6.16%
Oil Integrated
B P Amoco, PLC   			45,200      2,253,220
Chevron Corporation#   			45,200      4,090,600
Exxon Mobil Corporation* 		89,941      7,856,346
Royal Dutch Petroleum 			53,200 	    3,099,964
						   17,300,130       8.02%
Pharmaceuticals/Drug
Eli Lily & Co. 			        56,000      4,144,000
Merck & Co., Inc.*                      76,400      4,882,724
Pfizer, Inc.*                          156,731      6,324,096
						   15,350,820       7.11%
Publishing/Printing
McGraw-Hill Companies, Inc. 		67,300      4,451,895       2.06%

Retail
Home Depot, Inc. 			92,075      4,349,623
Wal-Mart Stores, Inc. 			122,600     6,001,270
						   10,350,893       4.80%
Telecommunications
Qwest Communications                   	104,800     3,339,976       1.55%

Toiletries/Cosmetics
Gillette Company 			35,000      1,015,000       0.47%

Total Common Stocks  (Cost$191,449,048) ******$226,038,421 104.74%
* Pledged to collateralize short-term borrowings See Note G
 .Non-income producing security
# Currently out on loan See Note I
The accompanying notes are an integral part of the financial statements.

June 30, 2001
Assets
Investments--at market value (cost $191,449,048)--Notes B, D & F..   $226,038,421
Dividends and interest receivable ................................         41,954
Receivable for shares of beneficial interest sold.................        162,446
Total Assets .....................................................    226,242,821

Liabilities
Short-term borrowing Note G ......................................    $10,168,924
Payable for shares of beneficial interest repurchased.............        133,020
Accrued investment advisory fee Note C ...........................        103,078
Accrued expenses .................................................         24,305
Total Liabilities ................................................     10,429,327

Total Assets......................................................   $215,813,494

Net Assets Consist of--Note B:
Capital paid-in...................................................   $189,932,280
Accumulated net realized loss.....................................     (8,614,461)
Accumulated net investment loss...................................        (93,698)
Net unrealized appreciation of investments........................     34,589,373
Net Assets, for 13,287,379 shares outstanding ....................   $215,813,494
Net Asset Value, offering price and redemption price per share
($215,813,494/13,287,379 shares)..................................        $16.25
The accompanying notes are an integral part of the financial statements.

Six month ended June 30, 2001
Investment Income
Dividends.........................................................     $1,041,659
Other income--Note I .............................................         23,128
Interest income...................................................         20,545
Total Income......................................................    $ 1,085,332

Expenses
Investment advisory fee-Note C....................................        637,629
Administrative expenses and salaries..............................        169,696
Interest fee - Note G.............................................        126,925
Printing, postage, and stationary.................................         55,479
Computer and related expenses.....................................         50,715
Registration and Filing fees......................................         22,900
Legal fees........................................................         22,858
Audit fees........................................................         20,990
Commitment fee....................................................         11,944
Trustee fees......................................................         10,728
Telephone expense.................................................         10,554
Insurance.........................................................          8,008
Custodian fees....................................................          6,308
Miscellaneous fees................................................         24,296
Total Expenses....................................................      1,179,030

Net Investment Loss...............................................        (93,698)

Realized and Unrealized Gain (Loss) on Investments Note B:
Net realized loss from investment transactions....................    $(8,624,812)
Change in unrealized appreciation/(depreciation) of  investments..    (25,027,924)
Net loss on investments...........................................    (33,652,736)

Net decrease in net assets resulting from operations..............   $(33,746,434)

The accompanying notes are an integral part of the financial statements.

Statement of Changes
in Net Assets 					      Six Months Ended	   Year Ended
						         June 30,          December 31,
						           2001		        2000

Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)                              $(93,698)       $(1,124,002)
Net realized gain (loss) from investment transactions   (8,624,812)        45,044,505
Change in unrealized appreciation/(depreciation)
of investments					       (25,027,924)       (93,877,897)
Net Increase (Decrease) in Net Assets
Resulting from Operations		               (33,746,434)       (49,957,394)

Distributions to Shareholders from Net Investment Income
From net realized gains on investments	               (17,851,008)       (25,632,428)

	Total Distributions		               (17,851,008)	  (25,632,428)


From Net Fund Share Transactions Note E  	        (4,811,225)        (9,837,564)
	Total Increase (Decrease) in Net Assets	       (56,408,667)	  (85,427,386)

Net Assets:
Beginning of Period				       272,222,161        357,649,547


End of Period 					      $215,813,494       $272,222,161

The accompanying notes are an integral part of the financial statements.


Note A-Organization
Northeast  Investors  Growth  Fund  (the  "Fund")  is  a  diversified,
no-load,open-end,   series-type  management  investment  company
registered  under  theInvestment  Company Act of 1940, as amended.
The Fund presently consists of one portfolio and is organized as a Massachusetts business trust. Note B-Significant Accounting Policies Significant accounting policies of the Fund are as follows: Valuation
of  Investments:   Investments  in  securities   traded  on  national
securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value. Security Transactions:
Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost. Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes. Distributions and Income:
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned. Net Asset Value:
In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent. Use of
Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C-Investment Advisory and Service Contract
The Fund has its investment advisory and service contract with NortheastManagement & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the aver-age daily net assets during the month preceding payment. All trustees except Messrs. Michael Baldwin and John C. Emery are officers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund.

Note  D-Purchases  and Sales of Investments
The cost of purchases and proceeds from  sales  of
investments,  other  than  short-term  securities,   aggregated
$40,196,161 and $71,699,377, respectively, for the year ended six months ened June 30, 2001.

Note E-Shares of Beneficial Interest At June 30, 2001, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:


                                                                                        2000
                                      Shares              Amount            Shares            Amount
Shares sold ........................   507,385         $67,489,361       4,445,960         $112,532,725
Shares issued to shareholders in
reinvestment of distributions from
net investment income and realized
gains from security transactions ..    983,061          16,426,950       1,101,441           23,438,706
 ..................................   1,490,446          25,808,239       5,547,401          135,971,431
Shares repurchased................. (1,661,664)        (30,619,464)     (5,803,584)        (145,808,995)
                                   -----------        -------------     ------------        ------------
Net Increase .....................    (171,218)        $(4,811,225)       (256,183)        $ (9,837,564)

Note F-Repurchase Agreement
On a daily basis, the Fund invests uninvested cash balances into repurchaseagreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to theagreement, realization and/or retention of the collateral may be subject to legal proceedings. At June 30, 2001 the Fund did not hold any repurchase agreements.


Note G-Short-term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At June 30, 2001, the Fund had unused lines of credit amounting to $14,831,076. The

The following information relates to aggregate short-term borrowings during the six month ended June 30, 2001:

Average amount outstanding (total of daily outstanding principal balances
divided by number of days during the year).......................          $4,578,824
Weighted average interest rate (actual interest expense on short-term
borrowing divided by average short-term borrowings outstanding) ......          5.54%

Note H-Other Tax Information
For federal income tax purposes, the cost of investments owned at June 30, 2001 was $191,449,048. At June 30, 2001, gross unrealized appreciation of investments was $42,572,736 and gross unrealized depreciation was $7,983,363, resulting in net unrealized appreciation of $34,589,373.

Note  I-Securities Lending The Fund
may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At June 30, 2001, the value of securities loaned and the value of collateral were $9,548,052 and $9,792,960, respectively. During the six months ened, income from securi-ties lending amounted to $6,971.

                             Years Ended December 31
Per Share Data#		     2001    2000   1999     1998    1997     1996
Net asset value:
Beginning of period.....     $20.23 $26.08   $20.47   $15.84  $12.15   $10.59
Income From Investment
Operations:
Net investment income(loss)    (.01)  (.09)     .01      .05     .06      .05
Net realized and
unrealized gain (loss)
on investments.............   (2.53) (3.71)    5.93     5.18    4.46     2.54
                              -----   ----     ----    ----     ----     ----
Total from investment
operations ................   (2.54) (3.80)    5.94     5.23    4.52     2.59
                              -----   ----     ----    ----     ----     ----
Less Distributions:
Net investment income ..          0     0      (.02)    (.05)   (.06)    (.05)
Capital gains ............    (1.44) (2.05)    (.31)    (.55)   (.77)    (.98)
Total Distributions .....     (1.44) (2.05)    (.33)    (.60)   (.83)   (1.03)
Net asset value:
End of period......          $16.25 $20.23   $26.08   $20.47  $15.84   $12.15
                             ------- ------   ------  ------   ------   ------
Total Return ........       -12.75% -14.96%   29.13%   33.34%  37.28%   24.60%
Ratios & Supplemental Data
Net assets end of
period (000's omitted)    $215,813 $357,650 $211,259 $108,590 $60,275  $48,337
Ratio of operating
expenses to average
net assets
(includes interest expense).  1.00%   .85%     .94%     .97%   1.21%    1.37%
Ratio of interest expense
to average net assets         .11%    .22%     .10%     .12%    .02%       -
Ratio of net investment
income to average
net assets.................. -.08%   .03%     .44%     .45%    .47%     .74%
Portfolio turnover rate ..  33.07% 31.39%   18.54%   16.36%  25.27%   26.53%

# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25, 1997.

Years Ended December 31
Per Share Data#               1995    1994       1993     1992~
Net asset value:
Beginning of period.......    $8.13  $8.37      $9.70   $10.37
Income From Investment
Operations:
Net investment income ......    .07    .06        .07      .07
Net realized and
unrealized gain (loss)
on investments...........      2.90   (.07)       .16     (.15)
Total from investment
operations ..........          2.97   (.01)       .23     (.08)
Less Distributions:
Net investment income ..       (.07)  (.06)      (.07)    (.07)
Capital gains...........       (.44)  (.17)     (1.49)    (.52)
                               -----  -----     ------    -----
Total Distributions.......     (.51)  (.23)     (1.56)    (.59)

Net asset value:
End of period..              $10.59  $8.13      $8.37    $9.70
                               -----  -----      -----    -----
Total Return.......           36.46%  (.07%)     2.44%    (.73%)
Ratios & Supplemental Data
Net assets end of
period (000's omitted) ...   $48,337 $35,459   $38,694   $42,609
Ratio of operating
expenses to average
net assets.........            1.37%   1.53%     1.45%     1.42%
Ratio of net investment
income to average
net assets..........            .74%    .74%      .62%      .71%
Portfolio turnover rate .     26.53   25.55%    35.14%    28.91%

~ Audited by other Auditors
# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25, 1997.
Average share method use to calculate per share data
All ratios for the Six months ended June 30, 2001 are annualized.